UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21529
                                                    ------------

                    The Gabelli Global Utility & Income Trust
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
                    -----------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                    -----------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           ---------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2004
                                             -----------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                  [LOGO OMITTED]
                                                                     THE GABELLI
                                                                  GLOBAL UTILITY
                                                                  & INCOME TRUST

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST

                                  Annual Report
                                December 31, 2004



TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2004.

                                Sincerely yours,

                                /s/ Bruce N. Alpert

                                Bruce N. Alpert
                                President

February 24, 2005

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)


Under SEC rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following table which presents portfolio holdings as a percent of total net assets is provided in compliance with such requirement.

Energy and Utilities: Integrated .....................  33.1%
Energy and Utilities: Electric .......................  14.7%
Telecommunications ...................................  11.1%
U.S. Government Obligations ..........................  10.4%
Energy and Utilities: Natural Gas ....................   7.2%
Energy and Utilities: Water ..........................   5.5%
Energy and Utilities: Oil ............................   2.7%
Wireless Communications ..............................   2.7%
Food and Beverage ....................................   1.9%
Financial Services ...................................   1.8%
Diversified Industrial ...............................   1.7%
Cable ................................................   1.5%
Transportation .......................................   1.2%
Real Estate ..........................................   1.1%
Environmental Services ...............................   1.0%
Hotels and Gaming ....................................   0.5%
Entertainment ........................................   0.4%
Metals and Mining ....................................   0.3%
Real Estate Investment Trust .........................   0.2%
Automotive: Parts and Accessories ....................   0.2%
Equipment and Supplies ...............................   0.2%
Communications Equipment .............................   0.1%
Electronics ..........................................   0.1%
Energy and Utilities .................................   0.1%
Aerospace ............................................   0.1%
Other Assets and Liabilities - Net ...................   0.2%
                                                       ------
                                                       100.0%
                                                       ======


THE GABELLI GLOBAL UTILITY & INCOME TRUST (THE "TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE FIRST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2004. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE TRUST AT 800-GABELLI (800-422-3554). THE TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING: The Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Trust's proxy voting policies and procedures are available
(i) without charge, upon request, by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and
(iii)  by  visiting  the  Securities  and  Exchange   Commission's   website  at
www.sec.gov.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                                     MARKET
   SHARES                                             COST           VALUE
  ---------                                       -----------      -----------

             COMMON STOCKS -- 88.3%
             CABLE -- 1.5%
      2,000  Cablevision Systems Corp.,
               Cl. A+ ........................    $    41,780      $    49,800
      2,000  Comcast Corp., Cl. A+ ...........         57,590           66,560
      8,000  DIRECTV Group Inc.+ .............        138,277          133,920
     12,000  EchoStar Communications
               Corp., Cl. A ..................        382,145          398,880
      5,000  Liberty Media
               International Inc., Cl. A+ ....        178,500          231,150
     10,000  UnitedGlobalCom Inc., Cl. A+ ....         84,380           96,600
                                                  -----------      -----------
                                                      882,672          976,910
                                                  -----------      -----------
             CONSUMER PRODUCTS -- 0.3%
      5,000  Del Laboratories Inc.+ ..........        171,285          173,750
                                                  -----------      -----------
             DIVERSIFIED INDUSTRIAL -- 1.6%
     22,000  Bouygues SA .....................        738,486        1,016,719
                                                  -----------      -----------
             ELECTRONICS -- 0.1%
      3,000  DuPont Photomasks Inc.+ .........         78,534           79,230
                                                  -----------      -----------
             ENERGY AND UTILITIES -- 0.1%
      5,000  Ormat Technologies Inc.+ ........         75,000           81,400
                                                  -----------      -----------
             ENERGY AND UTILITIES: ELECTRIC -- 14.7%
      6,700  ALLETE Inc. .....................        216,928          246,225
     33,000  American Electric
               Power Co. Inc. ................      1,045,068        1,133,220
        500  Cleco Corp. .....................          9,790           10,130
     60,000  DPL Inc. ........................      1,160,709        1,506,600
     40,000  Duquesne Light Holdings Inc. ....        777,948          754,000
      1,000  El Paso Electric Co.+ ...........         17,760           18,940
      7,000  Electric Power Development
               Co., Ltd.+ ....................        194,633          196,057
      2,000  FPL Group Inc. ..................        127,820          149,500
     57,500  Great Plains Energy Inc. ........      1,720,716        1,741,100
     40,000  Pepco Holdings Inc. .............        757,783          852,800
     10,000  Pinnacle West Capital Corp. .....        405,458          444,100
     45,000  Southern Co. ....................      1,322,848        1,508,400
        100  UIL Holdings Corp. ..............          5,296            5,130
     35,000  Unisource Energy Corp. ..........        863,302          843,850
                                                  -----------      -----------
                                                    8,626,059        9,410,052
                                                  -----------      -----------
             ENERGY AND UTILITIES: INTEGRATED -- 33.1%
    150,000  AEM SpA .........................        276,010          344,570
     22,000  Ameren Corp. ....................        969,633        1,103,080
      5,000  Aquila Inc.+ ....................         18,040           18,450
      6,000  Black Hills Corp. ...............        181,668          184,080
      4,900  CH Energy Group Inc. ............        219,678          235,445
      8,000  Chubu Electric Power Co. Inc. ...        167,490          192,056
     10,000  Chugoku Electric Power Co. Inc. .        170,328          186,298
     28,000  Cinergy Corp. ...................      1,059,150        1,165,640
        500  CMS Energy Corp.+ ...............          5,055            5,225
        500  Consolidated Edison Inc. ........         22,503           21,875
        300  Constellation Energy Group Inc. .         13,206           13,113
        200  Duke Energy Corp. ...............          5,114            5,066
      3,000  E.ON AG, ADR ....................        209,576          273,000
      9,760  Electricidade de Portugal
               SA, ADR .......................        262,599          295,045
     28,000  Endesa SA, ADR ..................        527,344          651,560
     45,000  Enel SpA ........................        354,639          442,232
     16,000  Energy East Corp. ...............        377,398          426,880
     30,000  Enersis SA, ADR+ ................        178,867          255,300
      4,000  Florida Public Utilities Co. ....         70,646           76,600
     20,000  Hawaiian Electric
               Industries Inc. ...............        487,530          583,000
    142,000  Hera SpA ........................        303,068          409,189
     10,000  Hokkaido Electric Power
               Co. Inc. ......................        171,210          196,643


   SHARES                                             COST           VALUE
  ---------                                       -----------      -----------

     10,000  Hokuriku Electric Power Co. .....    $   165,392      $   181,809
     22,000  Iberdrola SA ....................        447,198          559,195
     16,000  Kansai Electric Power Co. Inc. ..        284,746          324,778
     10,000  Kyushu Electric Power Co. Inc. ..        178,959          202,010
     10,000  Maine & Maritimes Corp. .........        300,717          263,500
      3,000  MGE Energy Inc. .................         93,602          108,090
     10,000  National Grid Transco plc, ADR ..        401,704          479,900
     45,000  NiSource Inc. ...................        917,604        1,025,100
      4,100  Northeast Utilities .............         72,953           77,285
     25,000  NSTAR ...........................      1,187,449        1,357,000
     17,500  OGE Energy Corp. ................        429,863          463,925
      1,000  Otter Tail Corp. ................         26,092           25,530
      1,000  PG&E Corp.+ .....................         33,930           33,280
        600  PPL Corp. .......................         32,000           31,968
     33,000  Progress Energy Inc. ............      1,410,351        1,492,920
     42,000  Public Service Enterprise
               Group Inc. ....................      1,724,811        2,174,340
     18,000  SCANA Corp. .....................        643,460          709,200
     35,000  Scottish Power plc, ADR .........      1,013,870        1,090,600
     10,000  Shikoku Electric Power Co. Inc. .        171,759          195,179
     10,000  Southern Union Co.+ .............        229,082          239,800
        500  TECO Energy Inc. ................          7,605            7,670
     10,000  Tohoku Electric Power Co. Inc. ..        164,025          179,565
     10,000  Tokyo Electric Power Co. Inc. ...        220,693          245,438
        200  TXU Corp. .......................         12,944           12,912
     17,000  Vectren Corp. ...................        408,701          455,600
     30,000  Westar Energy Inc. ..............        601,317          686,100
      5,000  Wisconsin Energy Corp. ..........        171,276          168,550
     12,000  WPS Resources Corp. .............        546,779          599,520
     40,000  Xcel Energy Inc. ................        672,235          728,000
                                                  -----------      -----------
                                                   18,621,869       21,203,111
                                                  -----------      -----------
             ENERGY AND UTILITIES: NATURAL GAS -- 7.2%
     27,000  Atmos Energy Corp. ..............        665,564          738,450
        200  Cascade Natural Gas Corp. .......          4,300            4,240
      1,000  Chesapeake Utilities Corp. ......         26,029           26,700
     25,000  El Paso Corp. ...................        220,000          260,000
        100  Energen Corp. ...................          5,675            5,895
     21,000  KeySpan Corp. ...................        746,223          828,450
      4,000  Laclede Group Inc. ..............        111,673          124,600
     13,000  National Fuel Gas Co. ...........        329,517          368,420
     20,000  Nicor Inc. ......................        667,385          738,800
      1,000  ONEOK Inc. ......................         24,447           28,420
     14,000  Peoples Energy Corp. ............        567,290          615,300
     80,000  Snam Rete Gas SpA ...............        347,871          465,407
     15,000  Southwest Gas Corp. .............        350,760          381,000
                                                  -----------      -----------
                                                    4,066,734        4,585,682
                                                  -----------      -----------
             ENERGY AND UTILITIES: OIL -- 2.7%
      1,000  ConocoPhillips ..................         74,050           86,830
      2,000  Devon Energy Corp. ..............         67,255           77,840
      1,000  Exxon Mobil Corp. ...............         45,500           51,260
     18,000  Kaneb Services LLC ..............        770,445          777,420
      1,700  Murphy Oil Corp. ................        128,383          136,765
     10,000  Royal Dutch Petroleum Co. .......        511,651          573,800
                                                  -----------      -----------
                                                    1,597,284        1,703,915
                                                  -----------      -----------
             ENERGY AND UTILITIES: WATER -- 5.5%
      6,500  Aqua America Inc. ...............        129,745          159,835
      3,000  California Water Service Group ..         84,840          112,950
      4,000  Middlesex Water Co. .............         75,033           75,760
     78,000  Severn Trent plc ................      1,165,148        1,448,104
     11,000  SJW Corp. .......................        358,906          400,400
     12,000  Suez SA, ADR ....................        233,115          321,000
     50,000  United Utilities plc ............        502,861          604,769
     11,000  Veolia Environnement ............        299,126          398,165
                                                  -----------      -----------
                                                    2,848,774        3,520,983
                                                  -----------      -----------

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                                     MARKET
   SHARES                                             COST           VALUE
  ---------                                       -----------      -----------

             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT -- 0.4%
      9,000  Vivendi Universal SA, ADR+ ......    $   225,674      $   288,630
                                                  -----------      -----------
             ENVIRONMENTAL SERVICES -- 1.0%
     15,000  Ionics Inc.+ ....................        651,092          650,100
                                                  -----------      -----------
             FINANCIAL SERVICES -- 1.8%
     20,000  Fidelity National Financial Inc.         904,122          913,400
     10,000  First National Bankshares
             of Florida Inc. .................        239,262          239,000
                                                  -----------      -----------
                                                    1,143,384        1,152,400
                                                  -----------      -----------
             FOOD AND BEVERAGE -- 1.9%
     15,000  Dreyer's Grand Ice Cream
               Holdings Inc., Cl. A ..........      1,186,651        1,206,450
                                                  -----------      -----------
             HOTELS AND GAMING -- 0.5%
      5,000  Mandalay Resort Group ...........        341,074          352,150
                                                  -----------      -----------
             METALS AND MINING -- 0.3%
     10,000  Compania de Minas
               Buenaventura SA, ADR ..........        218,930          229,000
                                                  -----------      -----------
             REAL ESTATE -- 0.8%
      8,000  LNR Property Corp. ..............        499,449          503,280
                                                  -----------      -----------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
      5,000  Kramont Realty Trust ............        118,000          117,000
                                                  -----------      -----------
             TELECOMMUNICATIONS -- 10.7%
     31,000  BCE Inc. ........................        614,129          748,030
      9,000  BellSouth Corp. .................        226,200          250,110
     30,000  BT Group plc, ADR ...............      1,027,064        1,185,900
     10,000  Deutsche Telekom AG, ADR+ .......        170,218          226,800
      6,000  France Telecom SA, ADR ..........        149,213          198,480
     15,000  KPN NV, ADR .....................        114,993          143,400
      6,000  Manitoba Telecom Services Inc. ..        202,701          245,378
     20,000  MCI Inc. ........................        333,300          403,200
      3,500  Rogers Communications Inc.,
               Cl. B .........................         51,390           91,525
     19,000  SBC Communications Inc. .........        452,510          489,630
     20,000  Sprint Corp. ....................        360,662          497,000
      1,500  Swisscom AG+ ....................        478,884          590,977
     19,000  Telefonica SA, ADR ..............        828,896        1,073,500
      8,000  Telefonos de Mexico SA de
               CV, Cl. L, ADR ................        248,481          306,560
     10,000  Verizon Communications Inc. .....        348,835          405,100
                                                  -----------      -----------
                                                    5,607,476        6,855,590
                                                  -----------      -----------
             TRANSPORTATION -- 1.2%
      1,000  GATX Corp. ......................         29,206           29,560
     15,000  Stelmar Shipping Ltd. ...........        717,292          715,650
                                                  -----------      -----------
                                                      746,498          745,210
                                                  -----------      -----------
             WIRELESS COMMUNICATIONS -- 2.7%
      3,000  mm02 plc, ADR+ ..................         48,455           70,710
        400  Mobile TeleSystems, ADR .........         54,874           55,404
    201,000  Telecom Italia Mobile SpA .......      1,124,988        1,502,651
      2,700  Vimpel-Communications, ADR+ .....         88,110           97,578
                                                  -----------      -----------
                                                    1,316,427        1,726,343
                                                  -----------      -----------
             TOTAL
               COMMON STOCKS .................     49,761,352       56,577,905
                                                  -----------      -----------
             CONVERTIBLE PREFERRED STOCKS -- 0.2%
             AEROSPACE -- 0.1%
        600  Sequa Corp.,
               $5.00 Cv. Pfd. ................         55,280           58,500
                                                  -----------      -----------


                                                                     MARKET
   SHARES                                             COST           VALUE
  ---------                                       -----------      -----------

             DIVERSIFIED INDUSTRIAL -- 0.1%
        200  GATX Corp.,
               $2.50 Cv. Pfd. ................    $    26,010      $    30,000
                                                  -----------      -----------
             TELECOMMUNICATIONS -- 0.0%
        500  Cincinnati Bell Inc.,
               6.750% Cv. Pfd., Ser. B .......         20,555           20,375
                                                  -----------      -----------
             TOTAL CONVERTIBLE
               PREFERRED STOCKS ..............        101,845          108,875
                                                  -----------      -----------

  PRINCIPAL
   AMOUNT
  ---------

             CONVERTIBLE CORPORATE BONDS -- 1.1%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.2%
 $  100,000  Pep Boys - Manny,
               Moe & Jack, Cv.,
               4.250%, 06/01/07 ..............         99,569          102,250
                                                  -----------      -----------
             COMMUNICATIONS EQUIPMENT -- 0.1%
     50,000  TriQuint Semiconductor Inc.,
               Sub. Deb. Cv.,
               4.000%, 03/01/07 ..............         48,499           48,625
                                                  -----------      -----------
             EQUIPMENT AND SUPPLIES -- 0.2%
    100,000  Robbins & Myers Inc.,
               Sub. Deb. Cv.,
               8.000%, 01/31/08 ..............        101,331          106,500
                                                  -----------      -----------
             REAL ESTATE -- 0.3%
             Palm Harbor Homes Inc., Cv.,
    200,000    3.250%, 05/15/2024 (a) ........        197,291          181,750
     50,000    3.250%, 05/15/2024 ............         45,265           45,438
                                                  -----------      -----------
                                                      242,556          227,188
                                                  -----------      -----------
             TELECOMMUNICATIONS -- 0.3%
    200,000  Nortel Networks Corp., Cv.,
               4.250%, 09/01/08 ..............        191,668          195,500
                                                  -----------      -----------
             TOTAL CONVERTIBLE
               CORPORATE BONDS ...............        683,623          680,063
                                                  -----------      -----------

             U.S. GOVERNMENT OBLIGATIONS -- 10.4%
  6,710,000  U.S. Treasury Bills,
               1.794% to 2.202%++,
               01/13/05 to 03/17/05 ..........      6,689,339        6,689,659
                                                  -----------      -----------

TOTAL INVESTMENTS -- 100.0% ..................    $57,236,159       64,056,502
                                                  ===========

OTHER ASSETS IN EXCESS OF LIABILITIES .......................          103,475
                                                                   -----------

NET ASSETS -- COMMON STOCK
  (3,050,236 common shares outstanding) .....................      $64,159,977
                                                                   ===========
NET ASSET VALUE PER COMMON SHARE
   ($64,159,977 / 3,050,236 shares outstanding) .............           $21.03
                                                                        ======

----------
             For Federal tax purposes:
             Aggregate cost .................................      $57,236,527
                                                                   ===========
             Gross unrealized appreciation ..................      $ 6,930,044
             Gross unrealized depreciation ..................         (110,069)
                                                                   -----------
             Net unrealized appreciation (depreciation) .....      $ 6,819,975
                                                                   ===========

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the Rule 144A securities are considered liquid and the market value amounted to $181,750 or 0.3% of total investments.
  +   Non-income producing security.
 ++   Represents annualized yield at date of purchase.
ADR - American Depository Receipt.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS:
   Investments, at value (cost $57,236,159) ..................     $64,056,502
   Cash ......................................................          48,383
   Dividends and interest receivable .........................         162,886
   Other assets ..............................................           4,513
                                                                   -----------
   TOTAL ASSETS ..............................................      64,272,284
                                                                   -----------
LIABILITIES:
   Payable for investment advisory fees ......................          53,463
   Payable for trustees fees .................................             522
   Payable for legal and audit fees ..........................          11,451
   Payable for shareholder communications expenses ...........          28,469
   Payable for shareholder services fees .....................           7,121
   Payable to custodian ......................................           4,329
   Other accrued expenses and liabilities ....................           6,952
                                                                   -----------
   TOTAL LIABILITIES .........................................         112,307
                                                                   -----------
   NET ASSETS applicable to 3,050,236
     shares outstanding ......................................     $64,159,977
                                                                   ===========
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value ...............     $     3,050
   Additional paid-in capital ................................      57,336,903
   Accumulated net realized loss on investments
     and foreign currency transactions .......................            (368)
   Net unrealized appreciation on investments and
     foreign currency translations ...........................       6,820,392
                                                                   -----------
   TOTAL NET ASSETS ..........................................     $64,159,977
                                                                   ===========
NET ASSET VALUE:
   ($64,159,977 / 3,050,236 shares outstanding;
     unlimited number of shares authorized of
     $0.001 par value) .......................................          $21.03
                                                                        ======


                             STATEMENT OF OPERATIONS
                   FOR THE PERIOD ENDED DECEMBER 31, 2004 (a)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $26,304) ...............     $ 1,208,583
   Interest ..................................................         118,464
                                                                   -----------
   TOTAL INVESTMENT INCOME ...................................       1,327,047
                                                                   -----------
EXPENSES:
   Investment advisory fees ..................................         355,918
   Legal and audit fees ......................................          42,350
   Trustees' fees ............................................          42,181
   Shareholder communications expenses .......................          39,967
   Shareholder services fees .................................          11,938
   Custodian fees ............................................          11,833
   Miscellaneous expenses ....................................          26,840
                                                                   -----------
   TOTAL EXPENSES ............................................         531,027
                                                                   -----------
   NET INVESTMENT INCOME .....................................         796,020
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCY:
   Net realized gain on investments ..........................         236,298
   Net realized loss on foreign currency transactions ........             (89)
                                                                   -----------
   Net realized gain on investments and foreign
     currency transactions ...................................         236,209
                                                                   -----------
   Net change in net unrealized appreciation on
     investments and foreign currency translations ...........       6,820,392
                                                                   -----------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     AND FOREIGN CURRENCY ....................................       7,056,601
                                                                   -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .........................................     $ 7,852,621
                                                                   ===========


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                          PERIOD ENDED
                                                                                      DECEMBER 31, 2004 (a)
                                                                                      ---------------------
OPERATIONS:
  Net investment income ................................................................   $   796,020
  Net realized gain on investments and foreign currency transactions ...................       236,209
  Net change in unrealized appreciation on investments and foreign currency translations     6,820,392
                                                                                           -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................     7,852,621
                                                                                           -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ................................................................      (843,139)
  Net realized short term gain on investments and foreign currency transactions ........      (189,235)
  Net realized long term gain on investments and foreign currency transactions .........          (223)
  Return of capital ....................................................................      (797,545)
                                                                                           -----------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .....................................    (1,830,142)
                                                                                           -----------
TRUST SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued in offering .....................    58,159,499
  Offering costs for common shares charged to paid-in-capital ..........................      (122,009)
                                                                                           -----------
  NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS .............................    58,037,490
                                                                                           -----------
  NET INCREASE IN NET ASSETS ...........................................................    64,059,969
NET ASSETS:
  Beginning of period ..................................................................       100,008
                                                                                           -----------
  End of period ........................................................................   $64,159,977
                                                                                           ===========

----------
(a) The Gabelli Global Utility & Income Trust commenced investment operations on May 28, 2004.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION. The Gabelli Global Utility & Income Trust (the "Trust") is a closed-end, non-diversified management investment company organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust sold 5,236 shares to Gabelli Funds, LLC (the "Adviser") for $100,008 on May 17, 2004. Investment operations commenced on May 28, 2004 upon the settlement of the sale of 3,045,000 shares of beneficial interest in the amount of $58,037,490 (net of underwriting fees and expenses of $2,862,600). The Adviser agreed to pay all the Trust's organizational costs and the amount by which the Trust's offering costs (other than the underwriting fees) exceed $0.04 per common share.

     The Trust's investment objective is to seek a consistent level of after-tax total return over the long term with an emphasis currently on qualifying dividends. The Trust will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent in providing products, services or equipment for the generation or distribution of electricity, gas or water and infrastructure operations, and in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

    Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

    Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

    REPURCHASE AGREEMENTS. The Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Trust's holding period. The Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Trust in each agreement. The Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

    FOREIGN CURRENCY TRANSLATIONS. The books and records of the Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities,  have  been  included  in  unrealized  appreciation/depreciation  on investments and foreign  currency  translations.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

    FOREIGN SECURITIES. The Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from that determined under U.S. generally accepted accounting principles.

    For the year ended December 31, 2004, reclassifications were made to decrease accumulated distributions in excess of net investment income by $47,119 and decrease accumulated net realized gain on investments and foreign currency transactions by $47,119.

    The tax character of distributions paid during the years ended December 31, 2004 was as follows:

                                                                  YEAR ENDED
                                                               DECEMBER 31, 2004
                                                               -----------------
                                                                    COMMON
                                                                    ------
              DISTRIBUTIONS PAID FROM:
              Ordinary income
                (Inclusive of short term capital gain) ......    $1,032,374
              Net long term capital gain ....................           223
              Non-taxable return of capital .................       797,545
                                                                 ----------
              Total distribution paid .......................    $1,830,142
                                                                 ==========

    PROVISION FOR INCOME TAXES. The Trust intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"). It is the Trust's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

    As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

              Net unrealized appreciation on investments, payables,
                and receivables and foreign currency ........    $6,820,024
                                                                 ----------
              Total accumulated gain ........................    $6,820,024
                                                                 ==========

    Dividends and interest from non-U.S. sources received by the Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Trust's portfolio and oversees the administration of all aspects of the Trust's business and affairs.

    During the period ended December 31, 2004, Gabelli & Company, Inc., ("Gabelli &Company") an affiliate of the Adviser received $99,079 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Trust.

    The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During the period ended December 31, 2004, the Trust reimbursed the Adviser $20,300 in connection with the cost of computing the Trust's net asset value.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $783 for the period of October 1, 2004 through December 31, 2004 which is included in miscellaneous expense on the Statement of Operations.

4. PORTFOLIO SECURITIES. Purchases and proceeds from sales of securities for the period ended December 31, 2004, other than short term securities, aggregated $66,460,852 and $8,460,821, respectively.

5. CAPITAL. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. The Board of the Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. During the period ended December 31, 2004, the Trust did not repurchase any shares of beneficial interest in the open market.

    Transactions in shares of beneficial interest were as follows:

                                                             PERIOD ENDED
                                                         DECEMBER 31, 2004 (a)
                                                       ------------------------
                                                        Shares        Amount
                                                       ---------    -----------
              Initial seed capital, May 17, 2004 ...       5,236    $   100,008
              Shares issued in offering ............   3,045,000     58,037,490
                                                       ---------    -----------
              Net increase .........................   3,050,236    $58,137,498
                                                       =========    ===========

----------
(a) The Gabelli Global Utility & Income Trust commenced investment operations on May 28, 2004.

6. INDUSTRY CONCENTRATION. Because the Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State ofNew York and the SEC requesting information on mutual fund shares trading practices. Gabelli Asset Management Inc., the Adviser's parent company, is responding to these requests. TheTrust does not believe that these matters will have a material adverse effect on the Trust's financial position or the results of its operations.

8. INDEMNIFICATIONS. The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                              FINANCIAL HIGHLIGHTS


SELECTED DATA FOR A GLOBAL UTILITY & INCOME TRUST SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                              PERIOD ENDED
                                                          DECEMBER 31, 2004 (a)
                                                          ---------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ................        $ 19.06(b)
                                                                -------
   Net investment income ...............................           0.28
   Net realized and unrealized gain on investments .....           2.29
                                                                -------
   Total from investment operations ....................           2.57
                                                                -------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ...............................          (0.28)
   Net realized gain on investments ....................          (0.06)
   Return of capital ...................................          (0.26)
                                                                -------
   Total distributions to common stock shareholders ....          (0.60)
                                                                -------
   NET ASSET VALUE, END OF PERIOD ......................        $ 21.03
                                                                =======
   Net asset value total return* .......................           13.9%
                                                                =======
   Market value, end of period .........................        $ 19.63
                                                                =======
   Total investment return** ...........................            1.3%
                                                                =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

   Net assets end of period (in 000's) .................        $64,160
   Ratio of net investment income to average net assets            2.23%(c)
   Ratio of operating expenses to average net assets ...           1.49%(c)
   Portfolio turnover rate .............................           16.9%

----------
(a) The Gabelli Global Utility & Income Trust commenced investment operations on May 28, 2004.
(b) The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.
(c) Annualized.
* Based on net asset value per share at commencement of operations of $19.06 per share. Distributions are considered reinvested at net asset value on the ex-dividend date. Total return for the period of less than one year is not annualized.
** Based on market value per share at initial public offering of $20.00 per share. Total return for the period of less than one year is not annualized.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Global Utility & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Utility & Income Trust (the "Trust") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period May 28, 2004 (commencement of investment operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 28, 2005

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The names and business addresses of the Trustees and principal officers of this Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by a "+".

                             TERM OF        NUMBER OF
                           OFFICE AND    FUNDS IN TRUST
NAME, POSITION(S)           LENGTH OF        COMPLEX
    ADDRESS 1                  TIME        OVERSEEN BY            PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2        TRUSTEE              DURING PAST FIVE YEARS                    HELD BY TRUSTEE 4
-----------------          ----------    --------------           -----------------------                 -------------------
INTERESTED TRUSTEES 3:
----------------------
KARL OTTO POHL+            Since 2004**        34        Member of the Shareholder Committee of      Director of Gabelli Asset
Trustee                                                  Sal Oppenheim Jr. & Cie, (private           Management Inc. (investment
Age: 75                                                  investment bank); Former President of       management); Chairman,
                                                         the Deutsche Bundesbank and Chairman of     Incentive Capital and Incentive
                                                         its Central Bank Council from 1980          Asset Management (Zurich);
                                                         through 1991                                Director at Sal Oppenheim Jr. &
                                                                                                     Cie, Zurich

NON-INTERESTED TRUSTEES:
------------------------
ANTHONY J. COLAVITA        Since 2004*         36        President and Attorney at law in the law                  --
Trustee                                                  firm of Anthony J. Colavita, P.C.
Age: 69

JAMES P. CONN              Since 2004**        13        Former Managing Director and Chief          Director of LaQuinta Corp.
Trustee                                                  Investment Officer of Financial Security    (hotels) and First Republic
Age: 66                                                  Assurance Holdings Ltd. (1992-1998)         Bank (banking)

MARIO D'URSO               Since 2004***        2        Chairman of Mittel Capital Markets S.p.A.,
Trustee                                                  since 2001; Senator in the Italian
Age: 64                                                  Parliament, 1996-2001

VINCENT D. ENRIGHT         Since 2004*         10        Former Senior Vice President and Chief      Director of Aphton Corporation
Trustee                                                  Financial Officer of Keyspan Energy         (biopharmaceutical company)
Age: 61                                                  Corporation

MICHAEL J. MELARKEY        Since 2004***        2        Attorney at law in the law firm of                        --
Trustee                                                  Avansino, Melarkey, Knobel & Mulligan
Age: 55

SALVATORE M. SALIBELLO     Since 2004**         2        Certified Public Accountant and Managing                  --
Trustee                                                  Partner of the accounting firm Salibello
Age: 59                                                  & Broder, since 1978

SALVATORE J. ZIZZA         Since 2004*         24        Chairman, Hallmark Electrical Supplies      Director of Hollis Eden
Trustee                                                  Corp.                                       Pharmaceuticals and Earl
Age: 59                                                                                              Scheib, Inc. (automotive
                                                                                                     services)

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                             TERM OF        NUMBER OF
                           OFFICE AND    FUNDS IN TRUST
NAME, POSITION(S)           LENGTH OF        COMPLEX
    ADDRESS 1                  TIME        OVERSEEN BY            PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
    AND AGE                  SERVED 2        TRUSTEE              DURING PAST FIVE YEARS                    HELD BY TRUSTEE 4
-----------------          ----------    --------------           -----------------------                 -------------------
OFFICERS:
---------
BRUCE N. ALPERT            Since 2004          --        Executive Vice President and Chief Operating              --
President                                                Officer of Gabelli Funds, LLC since 1988
Age: 53                                                  and an officer of all mutual funds advised by
                                                         Gabelli Funds, LLC and its affiliates;
                                                         Director and President of Gabelli Advisers, Inc.

DAVID I. SCHACHTER         Since 2004          --        Vice President of Gabelli Asset                           --
Vice President and                                       Management Company since 2001
Ombudsman
Age: 51

JAMES E. MCKEE             Since 2004          --        Vice President, General Counsel and Secretary             --
Secretary                                                of Gabelli Asset Management Inc. (since 1999)
Age: 41                                                  and of GAMCO Investors, Inc. (since 1993); Secretary
                                                         of all the registered investment companies in the
                                                         Gabelli fund complex

RICHARD C. SELL, JR.       Since 2004          --        Vice President, Controller of Gabelli & Company,          --
Treasurer                                                Inc. since 1998
Age: 55

PETER GOLDSTEIN            Since 2004          --        Director of Regulatory Affairs at Gabelli Asset           --
Chief Compliance Officer                                 Management Inc. since February 2004; Vice President
Age: 51                                                  of Goldman Sachs Asset Management from November 2000
                                                         through January 2004; Deputy General Counsel at
                                                         Gabelli Asset Management Inc. from February 1998
                                                         through November 2000

----------
1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2  The Trust's  Board of Trustees is divided into three  classes,  each class  having a term of three  years.  Each year the term of office of one class  expires and the successor or  successors  elected to such class serve for a three year term.  The three year term for each class expires as follows:

*   - Term expires at the Trust's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

**  - Term expires at the Trust's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

*** - Term expires at the Trust's 2007 Annual  Meeting of  Shareholders  and until their successors  are duly elected and qualified.
   Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3  "Interested  person" of the Trust, as defined in the 1940 Act. Mr. Gabelli is an "interested  person" of the Trust as a result of his  employment  as an officer of the  Investment  Adviser.  Mr.  Gabelli is also a registered  representative  of an  affiliated broker-dealer.  Mr. Pohl is an "interested  person" as a result of his role as a director of the parent company of the Investment
   Adviser. Mr. Tokar is an "interested person" as a result of his son's employment by an affiliate of the Investment Adviser.

4  This column  includes only  directorships  of companies  required to report to the SEC under the Securities  Exchange Act of 1934
   (i.e. public companies) or other investment companies registered under the 1940 Act.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2004

CASH DIVIDENDS AND DISTRIBUTIONS

                                                    TOTAL AMOUNT       ORDINARY       LONG-TERM                      DIVIDEND
                   PAYABLE             RECORD           PAID          INVESTMENT       CAPITAL       RETURN OF    REINVESTMENT
                    DATE                DATE        PER SHARE (a)     INCOME (a)      GAINS (a)     CAPITAL (c)       PRICE
                  --------            --------        --------        ----------      ---------     -----------   ------------
COMMON SHARES
                  09/24/04            09/16/04        $0.30000        $0.169280           --         $0.130720     $19.320000
                  10/25/04            10/15/04         0.10000         0.056430           --          0.043570      19.370000
                  11/23/04            11/15/04         0.10000         0.056430           --          0.043570      20.040000
                  12/27/04            12/16/04         0.10000         0.056430           --          0.043570      20.570000
                                                      --------        ---------                      ---------
             Total Common Stock                       $0.60000        $0.338570                      $0.261430

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2004 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains.

RETURN OF CAPITAL

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was a $0.26143 per share return of capital in 2004 on common shares.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. TREASURY SECURITIES INCOME

    The Fund paid to common shareholders an ordinary income dividend of $0.33857 per share in 2004. For the fiscal year ended December 31, 2004, 81.85% of the ordinary dividend qualifies for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was qualifying dividend income. The percentage of ordinary income dividends paid by the Fund during 2004 derived from U.S. Treasury Securities was 7.91%. The percentage of U.S. Government Securities held as of December 31, 2004 was 10.43%.

                         HISTORICAL DISTRIBUTION SUMMARY

COMMON STOCK
                                              SHORT-TERM      LONG-TERM                                         ADJUSTMENT
                               INVESTMENT       CAPITAL        CAPITAL         RETURN OF         TOTAL              TO
                               INCOME (b)      GAINS (b)        GAINS         CAPITAL (c)  DISTRIBUTIONS (a)   COST BASIS (d)
                               ----------     ----------      ---------       -----------  -----------------   --------------
2004 .....................     $0.260990       $0.077580         --            $0.261430       $0.600000         $0.261430

----------
(a) Total amounts may differ due to rounding.
(b) Taxable as ordinary income for Federal tax purposes.
(c) Non-taxable.
(d) Decrease in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Global Utility & Income Trust ("Global Utility & Income Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Global Utility & Income Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Global Utility & Income Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Global Utility & Income Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Utility & Income Trust
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Global Utility & Income Trust's Common Shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued Common Shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Global Utility & Income Trust's Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Shares, participants will receive shares from the Global Utility & Income Trust valued at market price. If the Global Utility & Income Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Shares in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Global Utility & Income Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Shares exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Global Utility & Income Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Global Utility & Income Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Global Utility & Income Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following investment period. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Global Utility & Income Trust.

          ------------------------------------------------------------
          The Annual Meeting of The Gabelli Global Utility & Income Trust's stockholders will be held at 11:30 A.M. on Monday, May 9, 2005, in Greenwich, Connecticut.
          ------------------------------------------------------------

                         TRUSTEES AND OFFICERS
               THE GABELLI GLOBAL UTILITY & INCOME TRUST
               ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Mario d'Urso
   CHAIRMAN, MITTEL CAPITAL MARKETS SPA

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Michael J. Melarkey
   ATTORNEY-AT-LAW,
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Salvatore M. Salibello
   CERTIFIED PUBLIC ACCOUNTANT,
   SALIBELLO & BRODER

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS

Bruce N. Alpert
   PRESIDENT

David I.Schachter
   VICE PRESIDENT & OMBUDSMAN

James E. McKee
   SECRETARY

Richard C. Sell, Jr.
   TREASURER

Peter Goldstein
   CHIEF COMPLIANCE OFFICER


INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422


CUSTODIAN

State Street Bank and Trust Company


COUNSEL

Skadden, Arps, Slate, Meagher & Flom, LLP


TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company


STOCK EXCHANGE LISTING

                                                               Common
                                                              ---------
Amex-Symbol:                                                    GLU
Shares Outstanding:                                           3,050,236

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Global Utility & Income Trust may, from time to time, purchase its shares in the open market when the Global Utility & Income Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                    GLU-AR-12/04

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $57,787 in 2004 and $0 in 2003.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2004 and $0 in 2003.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,550 in 2004 and $0 in 2003.

         Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2004 and $0 in 2003.

      (e)(1)  Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving
              (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Gabelli and any Covered Services
              Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2004 and $0 in 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

 ------------------------------------------------------------------------------



                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS
 ------------------------------------------------------------------------------

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of December 31, 2004, the members are:



                  Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

                  Ivan Arteaga, Portfolio Manager

                  Caesar M. P. Bryan, Portfolio Manager

                  Stephen DeTore, Deputy General Counsel

                  Joshua Fenton, Director of Buy-Side Research

                  Douglas R. Jamieson, Chief Operating Officer of GAMCO

                  James E. McKee, General Counsel

                  Karyn-Marie Prylucki, Director of Proxy Voting Services

                  William S. Selby, Managing Director of GAMCO

                  Howard F. Ward, Portfolio Manager

                  Peter D. Zaglio, Senior Vice President

     Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations

         - Legal Department

         - Proxy Department

         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]

                  Attn: Proxy Voting Department

                  One Corporate Center

                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES



1. Custodian banks, outside brokerage firms and First Clearing Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.
o    Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

         Security Name and Cusip Number

         Date and Type of Meeting (Annual, Special, Contest)

         Client Name

         Adviser or Fund Account Number

         Directors' Recommendation

         How the Adviser voted for the client on each issue

         The rationale for the vote when it is appropriate

Records prior to the institution of the PROXY EDGE system include:

         Security name

         Type of Meeting (Annual, Special, Contest)

         Date of Meeting

         Name of Custodian

         Name of Client

         Custodian Account Number

         Adviser or Fund Account Number

         Directors' recommendation

         How the Adviser voted for the client on each issue

         Date the proxy statement was received and by whom

         Name of person posting the vote

         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis. On an annual basis, all registered investment companies file their Proxy Voting History for the period July 1 - June 30 on Form N-PX.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:
     A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o Banks and brokerage firms issuing proxies directly: The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A   limited  Power  of  Attorney  appointing  the   attendee   an   Adviser
     representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. votes have previously been cast, etc.).
o    A sample ERISA and Individual contract.
o    A sample of the annual authorization to vote  proxies  form.
o    A copy of our most  recent  Schedule  13D  filing (if applicable).

                                   APPENDIX A

                                PROXY GUIDELINES



                          ----------------------------

                          ----------------------------

                             PROXY VOTING GUIDELINES


                          ----------------------------

                          ----------------------------

                            GENERAL POLICY STATEMENT

It is the policy of GABELLI ASSET MANAGEMENT INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                               BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o Historical responsiveness to shareholders This may include such areas as:

           -Paying greenmail

           -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance


                              SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

                           BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                                CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place, we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
           -Stock split

           -Stock option or other executive compensation plan

           -Finance growth of company/strengthen balance sheet

           -Aid in restructuring

           -Improve credit rating

           -Implement a poison pill or other takeover defense

o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect


We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                               CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                                CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                     DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

                            EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                              FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                                GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

                            ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

               LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

                CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                   MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

                                 MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                                NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.



In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                       OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors

                                   POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                                 REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                               STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans


                         SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

               LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

---------------------------------------------------------------------------------------------------------------------------------
                                                  (C) TOTAL NUMBER OF SHARES (OR       (D) MAXIMUM NUMBER (OR APPROXIMATE
               (A) TOTAL NUMBER     (B) AVERAGE       UNITS) PURCHASED AS PART OF      DOLLAR VALUE) OF SHARES (OR UNITS) THAT
                 OF SHARES (OR     PRICE PAID PER     PUBLICLY ANNOUNCED PLANS OR            MAY YET BE PURCHASED UNDER
 PERIOD        UNITS) PURCHASED    SHARE (OR UNIT)             PROGRAMS                         THE PLANS OR PROGRAMS
---------------------------------------------------------------------------------------------------------------------------------
Month #1       Common - N/A        Common - N/A           Common - N/A                          Common - 3,050,236
07/01/04
through        Preferred - N/A     Preferred - N/A        Preferred - N/A
07/31/04
---------------------------------------------------------------------------------------------------------------------------------
Month #2       Common - N/A        Common - N/A           Common - N/A                          Common - 3,050,236
08/01/04
through        Preferred - N/A     Preferred - N/A        Preferred - N/A
08/31/04
---------------------------------------------------------------------------------------------------------------------------------
Month #3       Common - N/A        Common - N/A           Common - N/A                          Common - 3,050,236
09/01/04
through        Preferred - N/A     Preferred - N/A        Preferred - N/A
09/30/04
---------------------------------------------------------------------------------------------------------------------------------
Month #4       Common - N/A        Common - N/A           Common - N/A                          Common - 3,050,236
10/01/04
through        Preferred - N/A     Preferred - N/A        Preferred - N/A
10/31/04
---------------------------------------------------------------------------------------------------------------------------------
Month #5       Common - N/A        Common - N/A           Common - N/A                           Common - 3,050,236
11/01/04
through        Preferred - N/A     Preferred - N/A        Preferred - N/A
11/30/04
---------------------------------------------------------------------------------------------------------------------------------
Month #6       Common - N/A        Common - N/A           Common - N/A                          Common - 3,050,236
12/01/04
through        Preferred - N/A     Preferred - N/A        Preferred - N/A
12/31/04
---------------------------------------------------------------------------------------------------------------------------------
Total          Common - N/A       Common - N/A            Common - N/A                          N/A

               Preferred - N/A     Preferred - N/A        Preferred - N/A
---------------------------------------------------------------------------------------------------------------------------------

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.
c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.
d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)    Certifications  pursuant to Rule 30a-2(a)  under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)    Not applicable.

     (b)       Certifications  pursuant to Rule 30a-2(b)  under the 1940 Act and
               Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Global Utility & Income Trust
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 9, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     March 9, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Richard C. Sell
                         -------------------------------------------------------
                           Richard C. Sell, Jr., Principal Financial Officer


Date     March 9, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.

                                                                              20